UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 30, 2007

HEARTLAND, INC.
(Exact name of registrant as specified in charter)

Maryland	000-27045	36-4286069
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

124 Brooklyn Street
Cumberland Gap, Tennessee 37724
 (Address of principal executive offices) (Zip Code)

P.O. Box 4320
Harrogate, Tennessee 37752
 (Mailing Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (423) 526-7030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Change in Registrants Certifying Accountant

Previous independent registered public accounting firm

On April 30, 2007 (the “Dismissal Date”), Heartland, Inc. (the “Company”) advised Meyler & Company, LLC (the “Former Auditor”) that it was dismissed as the Company’s independent registered public accounting firm.  The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 30, 2007.  Except as noted in the paragraph immediately below, the reports of the Former Auditor on the Company’s consolidated financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of  the Former Auditor  on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had negative working capital, an accumulated deficit and there existed uncertain conditions which the Company faced relative to its obtaining capital in the equity markets.

During the years ended December 31, 2006 and 2005, and through April 30, 2007, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2006 and 2005, and through April 30, 2007, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Auditor with a copy of the Form 8-K filed with the Securities and Exchange Commission on May 7, 2007 disclosing the dismissal of the Former Auditor (the “Initial 8k”).  The Former Auditor provided the Company with a letter dated July 2, 2007 advising that it agreed with the statements made in the Initial 8k except for the disclosure made relating to the underlying reasons surrounding the Former Auditor’s uncertainty as to the Company’s ability to continue as a going concern.  This amendment to the Initial 8K has been revised to include the letter from the Former Auditor and to revise the disclosure relating to the Former Auditor’s uncertainty as to the Company’s ability to continue as a going concern.

New independent registered public accounting firm

On May 2, 2007 (the “Engagement Date”), the Company engaged Russell Bedford Stefanou Mirchandani LLP (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2007. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)       Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Meyler & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                      HEARTLAND, INC.

Date: July 2, 2007                                                                                                                                                                                                                       By:/s/Terry Lee
                                                                                                                                                                      Name: Terry Lee
                                                                                                                                                                      Title: CEO and Chairman